General information	12 Months Ended
Dec. 31, 2025
Disclosure Of General Information [Abstract]
General information	General information
Molecular Partners AG ("Company") and its subsidiary (collectively "Molecular Partners" or, "Group") is a clinical-stage biotech company pioneering the design and development of DARPin therapeutics for medical challenges other drug modalities cannot readily address. The Company has programs in various stages of pre-clinical and clinical development, with oncology as its main focus. Molecular Partners leverages the advantages of DARPins to provide unique solutions to patients through its proprietary programs as well as through partnerships with leading pharmaceutical companies.
The Company was founded on November 22, 2004, and is domiciled at Wagistrasse 14, 8952 Schlieren, Canton of Zurich, Switzerland. It is subject to the provisions of the articles of association and to article 620 et seq. of the Swiss Code of Obligations, which describe the legal requirements for companies limited by shares (“Aktiengesellschaften”).
Molecular Partners Inc. is a wholly owned subsidiary of Molecular Partners AG. Molecular Partners Inc. was incorporated in the United States in the State of Delaware on October 8, 2018. Molecular Partners Inc. is based in Cambridge, Massachusetts.
These audited consolidated financial statements as of and for the year ended December 31, 2025 comprise Molecular Partners AG and Molecular Partners Inc.
The Company’s shares are listed on the SIX Swiss Exchange (Ticker: MOLN) since November 5, 2014 and on the Nasdaq Global Select Market (Ticker: MOLN) since June 16, 2021.